DELAWARE GROUP GLOBAL & INTERNATIONAL FUNDS

Delaware Emerging Markets Fund
(the "Fund")

Supplement to the Fund's Statement of Additional Information dated March 30, 2007

On October 17, 2007, Mellon Bank, N.A. became the Fund's custodian.

The following paragraph replaces the paragraph in the section entitled "Investment Manager and Other Service Providers - Custodian" on page 32 of the Fund's Statement of Additional Information.

Mellon Bank, N.A. ("Mellon"), One Mellon Center, Pittsburgh, PA 15285, is custodian of each Fund's securities and cash. As custodian for the Funds, Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities.

Please keep this Supplement for future reference.

This Supplement is dated October 19, 2007.